Exhibit 99.2

Quarterly Financial Supplement
For the Period Ended September 30, 2010

(NYSE: NFP)
Investor Relations Contact:
Abbe F. Goldstein, CFA
(212) 301-4011
ir@nfp.com

This Quarterly Financial Supplement (“QFS”) includes historical and forward-looking non-GAAP measures called cash earnings, cash earnings per diluted share, Adjusted EBITDA, adjusted income before management fees, management fees (excluding the accelerated vesting of certain RSUs), and percentages or calculations using these measures.  The Company believes these non-GAAP measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP.  Cash earnings is defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets, the after-tax impact of non-cash interest expense and the after-tax impact of certain non-recurring items.  Cash earnings per diluted share is calculated by dividing cash earnings by the number of weighted average diluted shares outstanding for the period indicated.  Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income and net income per diluted share, respectively.  Adjusted EBITDA is defined as net income excluding income tax expense, interest income, interest expense, gain on early extinguishment of debt, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of businesses, the pre-tax impact of the accelerated vesting of certain RSUs and any change in estimated contingent consideration amounts recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statement of operations. Adjusted EBITDA should not be viewed as a substitute for net income.  Adjusted income before management fees is defined as income before management fees excluding corporate income.  Adjusted income before management fees should not be viewed as a substitute for income from operations.  Management fees (excluding accelerated vesting of certain RSUs) shows management fees without the one-time impact of the accelerated vesting of certain RSUs on September 17, 2010.  Management fees (excluding the accelerated vesting of certain RSUs) should not be viewed as a substitute for management fees.  A reconciliation of these non-GAAP measures to their GAAP counterparts is provided in this QFS, which is available on the Investor Relations section of the Company’s Web site at www.nfp.com.

This QFS contains certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words "anticipate," "expect," "intend," "plan," "believe," "estimate," "may," "project," "will," "continue" and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, impairments, losses, dividends, capital structure, credit facilities, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations and litigation, income taxes and NFP's operations or strategy. These forward-looking statements are based on management's current views with respect to future results, and are subject to risks and uncertainties. Factors that could cause actual results to differ materially from those contemplated by a forward-looking statement include: (1) NFP’s ability, through its operating structure, to respond quickly to regulatory, operational or financial situations impacting its businesses; (2) the ability of the Company’s businesses to perform successfully following acquisition, including through cross-selling initiatives, and the Company’s ability to manage its business effectively and profitably through its reportable segments and the principals of its businesses; (3) any losses that NFP may take with respect to dispositions, restructures or otherwise; (4) an economic environment that results in fewer sales of financial products or services; (5) the occurrence of events or circumstances that could be indicators of impairment to goodwill and intangible assets which require the Company to test for impairment, and the impact of any impairments that the Company may take; (6) the impact of the adoption, modification or change in interpretation of certain accounting treatments or policies and changes in underlying assumptions relating to such treatments or policies, which may lead to adverse financial statement results; (7) NFP’s success in acquiring and retaining high-quality independent financial services businesses; (8) the financial impact of NFP’s incentive plans; (9) changes that adversely affect NFP’s ability to manage its indebtedness or capital structure, including changes in interest rates, credit market conditions and general economic factors; (10) adverse developments in the Company’s markets, such as those related to compensation agreements with insurance companies or activities within the life settlements industry, which could result in decreased sales of financial products or services; (11) NFP’s ability to operate effectively within the restrictive covenants of its credit facility and the continued availability of borrowings and letters of credit under NFP’s credit facility; (12) adverse results, market uncertainty in the financial services industry, or other consequences from litigation, arbitration, regulatory investigations or compliance initiatives, including those related to business practices, compensation agreements with insurance companies, policy rescissions or chargebacks, regulatory investigations or activities within the life settlements industry; (13) the impact of capital markets behavior, such as fluctuations in the price of NFP’s common stock, the dilutive impact of capital raising efforts or the impact of refinancing transactions; (14) the impact of legislation or regulations in jurisdictions in which NFP’s subsidiaries operate, including the possible adoption of comprehensive and exclusive federal regulation over all interstate insurers and the uncertain impact of legislation regulating the financial services industry, such as the recent Dodd-Frank Wall Street Reform and Consumer Protection Act; (15) uncertainty regarding the impact of newly-adopted healthcare legislation or resulting changes in business practices of NFP’s subsidiaries that operate in the benefits market; (16) changes in laws, including the elimination or modification of the federal estate tax, changes in the tax treatment of life insurance products, or changes in regulations affecting the value or use of benefits programs, which may adversely affect the demand for or profitability of the Company’s services; (17) developments in the availability, pricing, design, tax treatment or underwriting of insurance products, revisions in mortality tables by life expectancy underwriters or changes in the Company’s relationships with insurance companies; (18) changes in premiums and commission rates or the rates of other fees paid to the Company’s businesses, including life settlements and registered investment advisory fees; (19) the reduction of the Company’s revenue and earnings due to the elimination or modification of compensation arrangements, including contingent compensation arrangements and the adoption of internal initiatives to enhance compensation transparency, including the transparency of fees paid for life settlements transactions; (20) the occurrence of adverse economic conditions or an adverse regulatory climate in New York, Florida or California; (21) the loss of services of key members of senior management; (22) the Company’s ability to compete against competitors with greater resources, such as those with greater name recognition; and (23) the Company’s ability to effect smooth succession planning.

Additional factors are set forth in NFP’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2009, filed with the SEC on February 12, 2010, its Quarterly Report on Form 10-Q for the period ended March 31, 2010, filed with the SEC on May 10, 2010, and its Quarterly Report on Form 10-Q for the period ended June 30, 2010, filed with the SEC on August 4,  2010.

Forward-looking statements speak only as of the date on which they are made. NFP expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR QUARTERLY PERIODS (Unaudited - in thousands)

	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2009	2009	2009	2009
Revenue:
Commissions and fees	$237,478	$234,890	$225,273	$277,181	$229,925	$224,198	$216,981

Operating expenses:
Commissions and fees	70,731	73,421	68,306	76,013	63,059	62,474	62,401
Compensation expense	62,081	63,722	65,268	68,879	64,649	66,164	68,643
Non-compensation expense	37,784	38,914	40,449	46,528	36,507	37,307	39,181
Management fees	53,466	32,534	23,650	58,865	34,855	29,954	22,507
Amortization of intangibles	8,258	8,206	8,338	8,806	8,975	9,176	9,594
Depreciation	3,017	3,005	3,006	8,857	3,361	3,485	3,539
Impairment of goodwill and intangible assets	—	—	2,901	6,231	2,002	2,895	607,337
(Gain) loss on sale of businesses	(100)	(7,690)	(2,231)	(244)	(1,190)	(1,279)	617
Total operating expenses	235,237	212,112	209,687	273,935	212,218	210,176	813,819
Income (loss) from operations	2,241	22,778	15,586	3,246	17,707	14,022	(596,838)

Non-operating income and expenses
Interest income	869	888	888	828	703	822	724
Interest expense	(4,990)	(4,880)	(4,579)	(4,849)	(5,001)	(5,386)	(5,331)
Gain on early extinguishment of debt	9,711	—	—	—	—	—	—
Other, net	2,845	2,013	658	472	3,387	6,608	1,116
Non-operating income and expenses, net	8,435	(1,979)	(3,033)	(3,549)	(911)	2,044	(3,491)
Income (loss) before income taxes	10,676	20,799	12,553	(303)	16,796	16,066	(600,329)

Income tax expense (benefit)	2,446	8,730	5,563	(2,154)	6,256	6,044	(84,530)
Net income (loss)	$8,230	$12,069	$6,990	$1,851	$10,540	$10,022	$(515,799)

Cash Earnings Reconciliation
GAAP net income (loss)	$8,230	$12,069	$6,990	$1,851	$10,540	$10,022	$(515,799)
Amortization of intangibles	8,258	8,206	8,338	8,806	8,975	9,176	9,594
Depreciation	3,017	3,005	3,006	8,857	3,361	3,485	3,539
Impairment of goodwill and intangible assets	—	—	2,901	6,231	2,002	2,895	607,337
Tax benefit of impairment of goodwill and intangible assets	(102)	88	(1,118)	(1,133)	(427)	(902)	(88,146)
Non-cash interest, net of tax	588	1,838	1,866	1,559	1,966	1,732	1,557
Accelerated vesting of RSUs, net of tax	8,174	—	—	—	—	—	—
Gain on early extinguishment of debt, net of tax	(5,914)	—	—	—	—	—	—
Cash earnings	$22,251	$25,206	$21,983	$26,171	$26,417	$26,408	$18,082

Adjusted EBITDA Reconciliation
GAAP net income (loss)	$8,230	$12,069	$6,990	$1,851	$10,540	$10,022	$(515,799)
Income tax expense (benefit)	2,446	8,730	5,563	(2,154)	6,256	6,044	(84,530)
Interest income	(869)	(888)	(888)	(828)	(703)	(822)	(724)
Interest expense	4,990	4,880	4,579	4,849	5,001	5,386	5,331
Gain on early extinguishment of debt	(9,711)	—	—	—	—	—	—
Other, net	(2,845)	(2,013)	(658)	(472)	(3,387)	(6,608)	(1,116)
Income (loss) from operations	2,241	22,778	15,586	3,246	17,707	14,022	(596,838)
Amortization of intangibles	8,258	8,206	8,338	8,806	8,975	9,176	9,594
Depreciation	3,017	3,005	3,006	8,857	3,361	3,485	3,539
Impairment of goodwill and intangible assets	—	—	2,901	6,231	2,002	2,895	607,337
(Gain) loss on sale of businesses	(100)	(7,690)	(2,231)	(244)	(1,190)	(1,279)	617
Accelerated vesting of RSUs	13,395	—	—	—	—	—	—
Adjusted EBITDA	$26,811	$26,299	$27,600	$26,896	$30,855	$28,299	$24,249
Adjusted EBITDA as a % of revenue	11.3%	11.2%	12.3%	9.7%	13.4%	12.6%	11.2%

Calculation of Management Fees %
Income (loss) from operations	$2,241	$22,778	$15,586	$3,246	$17,707	$14,022	$(596,838)
Basic management fees	32,479	29,349	22,938	48,074	31,384	29,741	21,012
Principal Incentive Plan (PIP) management fees	2,871	1,933	(3,098)	9,014	—	—	—
Stock-based compensation management fees	2,349	1,144	1,323	936	406	401	402
Accelerated vesting of RSUs	13,395	—	—	—	—	—	—
Incentive and other management fees	2,372	108	2,487	841	3,065	(188)	1,093
Total management fees	53,466	32,534	23,650	58,865	34,855	29,954	22,507
Amortization of intangibles	8,258	8,206	8,338	8,806	8,975	9,176	9,594
Depreciation	3,017	3,005	3,006	8,857	3,361	3,485	3,539
Impairment of goodwill and intangible assets	—	—	2,901	6,231	2,002	2,895	607,337
(Gain) loss on sale of businesses	(100)	(7,690)	(2,231)	(244)	(1,190)	(1,279)	617
Income (loss) before management fees	66,882	58,833	51,250	85,761	65,710	58,253	46,756
Corporate income	8,227	8,089	8,882	13,984	5,935	7,329	10,445
Adjusted income (loss) before management fees	$75,109	$66,922	$60,132	$99,745	$71,645	$65,582	$57,201

Basic management fees as % of adjusted income before management fees	43.2%	43.9%	38.1%	48.2%	43.8%	45.3%	36.7%

Total management fees as % of adjusted income before management fees	71.2%	48.6%	39.3%	59.0%	48.6%	45.7%	39.3%

Total management fees (excluding accelerated vesting of RSUs)	40,071	32,534	23,650	58,865	34,855	29,954	22,507

Total management fees (excluding accelerated vesting of RSUs) as a % of adjusted income before management fees	53.4%	48.6%	39.3%	59.0%	48.6%	45.7%	39.3%

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR QUARTERLY PERIODS - CORPORATE CLIENT GROUP (Unaudited - in thousands)

	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2009	2009	2009	2009
Revenue:
Commissions and fees	$94,609	$89,516	$95,247	$106,971	$90,665	$89,832	$92,512

Operating expenses:
Commissions and fees	9,660	8,299	7,963	8,588	8,825	8,142	8,842
Compensation expense	32,141	32,296	33,096	34,402	31,821	32,288	33,954
Non-compensation expense	18,362	18,832	19,596	21,804	17,234	18,416	18,369
Management fees	24,600	15,045	15,126	24,392	17,524	16,019	12,572
Amortization of intangibles	5,402	5,253	5,348	5,615	5,678	5,760	5,906
Depreciation	1,599	1,516	1,559	4,126	1,657	1,688	1,806
Impairment of goodwill and intangible assets	—	—	1,931	—	—	110	354,298
(Gain) loss on sale of businesses	(125)	(6,841)	(1,321)	(123)	(206)	(244)	580
Total operating expenses	91,639	74,400	83,298	98,804	82,533	82,179	436,327
Income (loss) from operations	$2,970	$15,116	$11,949	$8,167	$8,132	$7,653	$(343,815)

Adjusted EBITDA Reconciliation
Income (loss) from operations	$2,970	$15,116	$11,949	$8,167	$8,132	$7,653	$(343,815)
Amortization of intangibles	5,402	5,253	5,348	5,615	5,678	5,760	5,906
Depreciation	1,599	1,516	1,559	4,126	1,657	1,688	1,806
Impairment of goodwill and intangible assets	—	—	1,931	—	—	110	354,298
Gain (loss) on sale of businesses	(125)	(6,841)	(1,321)	(123)	(206)	(244)	580
Accelerated vesting of RSUs	7,394	—	—	—	—	—	—
Adjusted EBITDA	$17,240	$15,044	$19,466	$17,785	$15,261	$14,967	$18,775
Adjusted EBITDA as a % of revenue	18.2%	16.8%	20.4%	16.6%	16.8%	16.7%	20.3%

Calculation of Management Fees %
Income (loss) from operations	$2,970	$15,116	$11,949	$8,167	$8,132	$7,653	$(343,815)
Basic management fees	14,393	13,054	13,676	19,235	15,787	16,048	11,538
Principal Incentive Plan (PIP) management fees	547	790	(483)	2,041	—	—	—
Stock-based compensation management fees	1,354	583	798	611	326	322	322
Accelerated vesting of RSUs	7,394	—	—	—	—	—	—
Incentive and other management fees	912	618	1,135	2,505	1,411	(351)	712
Total management fees	24,600	15,045	15,126	24,392	17,524	16,019	12,572
Amortization of intangibles	5,402	5,253	5,348	5,615	5,678	5,760	5,906
Depreciation	1,599	1,516	1,559	4,126	1,657	1,688	1,806
Impairment of goodwill and intangible assets	—	—	1,931	—	—	110	354,298
Gain (loss) on sale of businesses	(125)	(6,841)	(1,321)	(123)	(206)	(244)	580
Income (loss) before management fees	34,446	30,089	34,592	42,177	32,785	30,986	31,347
Corporate income	5,848	6,447	6,541	8,951	5,907	6,431	7,802
Adjusted income (loss) before management fees	$40,294	$36,536	$41,133	$51,128	$38,692	$37,417	$39,149

Basic management fees as % of adjusted income before management fees	35.7%	35.7%	33.2%	37.6%	40.8%	42.9%	29.5%

Total management fees as % of adjusted income before management fees	61.1%	41.2%	36.8%	47.7%	45.3%	42.8%	32.1%

Total management fees (excluding accelerated vesting of RSUs)	17,206	15,045	15,126	24,392	17,524	16,019	12,572

Total management fees (excluding accelerated vesting of RSUs) as a % of adjusted income before management fees	42.7%	41.2%	36.8%	47.7%	45.3%	42.8%	32.1%

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR QUARTERLY PERIODS - INDIVIDUAL CLIENT GROUP (Unaudited - in thousands)

	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2009	2009	2009	2009
Revenue:
Commissions and fees	$91,906	$91,377	$78,694	$122,383	$97,428	$92,432	$85,071

Operating expenses:
Commissions and fees	18,757	20,246	18,372	26,609	18,851	19,436	19,439
Compensation expense	25,914	27,814	28,242	30,825	28,994	29,673	30,337
Non-compensation expense	16,048	16,857	17,455	22,656	17,928	17,540	19,045
Management fees	28,866	17,489	8,524	34,473	17,331	13,935	9,935
Amortization of intangibles	2,856	2,953	2,990	3,191	3,297	3,416	3,688
Depreciation	1,065	1,155	1,125	4,413	1,441	1,561	1,470
Impairment of goodwill and intangible assets	—	—	970	6,231	2,002	2,785	253,039
(Loss) gain on sale of businesses	25	(849)	(910)	(121)	(984)	(1,035)	37
Total operating expenses	93,531	85,665	76,768	128,277	88,860	87,311	336,990
Income (loss) from operations	$(1,625)	$5,712	$1,926	$(5,894)	$8,568	$5,121	$(251,919)

Adjusted EBITDA Reconciliation
(Loss) income from operations	$(1,625)	$5,712	$1,926	$(5,894)	$8,568	$5,121	$(251,919)
Amortization of intangibles	2,856	2,953	2,990	3,191	3,297	3,416	3,688
Depreciation	1,065	1,155	1,125	4,413	1,441	1,561	1,470
Impairment of goodwill and intangible assets	—	—	970	6,231	2,002	2,785	253,039
(Loss) gain on sale of businesses	25	(849)	(910)	(121)	(984)	(1,035)	37
Accelerated vesting of RSUs	6,001	—	—	—	—	—	—
Adjusted EBITDA	$8,322	$8,971	$6,101	$7,820	$14,324	$11,848	$6,315
Adjusted EBITDA as a % of revenue	9.1%	9.8%	7.8%	6.4%	14.7%	12.8%	7.4%

Calculation of Management Fees %
Income (loss) from operations	$(1,625)	$5,712	$1,926	$(5,894)	$8,568	$5,121	$(251,919)
Basic management fees	18,086	16,295	9,262	28,839	15,597	13,693	9,474
Principal Incentive Plan (PIP) management fees	2,324	1,143	(2,615)	6,973	—	—	—
Stock-based compensation management fees	995	561	525	325	80	79	80
Accelerated vesting of RSUs	6,001	—	—	—	—	—	—
Incentive and other management fees	1,460	(510)	1,352	(1,664)	1,654	163	381
Total management fees	$28,866	$17,489	$8,524	34,473	17,331	13,935	9,935
Amortization of intangibles	2,856	2,953	2,990	3,191	3,297	3,416	3,688
Depreciation	1,065	1,155	1,125	4,413	1,441	1,561	1,470
Impairment of goodwill and intangible assets	—	—	970	6,231	2,002	2,785	253,039
Gain on sale of businesses	25	(849)	(910)	(121)	(984)	(1,035)	37
Income before management fees	31,187	26,460	14,625	42,293	31,655	25,783	16,250
Corporate income	3,628	3,926	4,374	6,324	1,298	2,382	1,802
Adjusted income before management fees	$34,815	$30,386	$18,999	$48,617	$32,953	$28,165	$18,052

Basic management fees as % of adjusted income before management fees	51.9%	53.6%	48.7%	59.3%	47.3%	48.6%	52.5%

Total management fees as % of adjusted income before management fees	82.9%	57.6%	44.9%	70.9%	52.6%	49.5%	55.0%

Total management fees (excluding accelerated vesting of RSUs)	22,865	17,489	8,524	34,473	17,331	13,935	9,935

Total management fees (excluding accelerated vesting of RSUs) as a % of adjusted income before management fees	65.7%	57.6%	44.9%	70.9%	52.6%	49.5%	55.0%

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR QUARTERLY PERIODS - ADVISOR SERVICES GROUP (Unaudited - in thousands)

	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2009	2009	2009	2009
Revenue:
Commissions and fees	$50,963	$53,997	$51,332	$47,827	$41,832	$41,934	$39,398

Operating expenses:
Commissions and fees	42,314	44,876	41,971	40,816	35,383	34,896	34,120
Compensation expense	4,026	3,612	3,930	3,652	3,834	4,203	4,352
Non-compensation expense	3,374	3,225	3,398	2,068	1,345	1,351	1,767
Management fees	—	—	—	—	—	—	—
Amortization of intangibles	—	—	—	—	—	—	—
Depreciation	353	334	322	318	263	236	263
Impairment of goodwill and intangible assets	—	—	—	—	—	—	—
(Gain) loss on sale of businesses	—	—	—	—	—	—	—
Total operating expenses	50,067	52,047	49,621	46,854	40,825	40,686	40,502
Income (loss) from operations	$896	$1,950	$1,711	$973	$1,007	$1,248	$(1,104)

Adjusted EBITDA Reconciliation
Income (loss) from operations	$896	$1,950	$1,711	$973	$1,007	$1,248	$(1,104)
Amortization of intangibles	—	—	—	—	—	—	—
Depreciation	353	334	322	318	263	236	263
Impairment of goodwill and intangible assets	—	—	—	—	—	—	—
(Gain) loss on sale of businesses	—	—	—	—	—	—	—
Accelerated vesting of RSUs	—	—	—	—	—	—	—
Adjusted EBITDA	$1,249	$2,284	$2,033	$1,291	$1,270	$1,484	$(841)
Adjusted EBITDA as a % of revenue	2.5%	4.2%	4.0%	2.7%	3.0%	3.5%	-2.1%

Calculation of Management Fees %
Income (loss) from operations	$896	$1,950	$1,711	$973	$1,007	$1,248	$(1,104)
Basic management fees	—	—	—	—	—	—	—
Principal Incentive Plan (PIP) management fees	—	—	—	—	—	—	—
Stock-based compensation management fees	—	—	—	—	—	—	—
Accelerated vesting of RSUs	—	—	—	—	—	—	—
Incentive and other management fees	—	—	—	—	—	—	—
Total management fees	—	—	—	—	—	—	—
Amortization of intangibles	—	—	—	—	—	—	—
Depreciation	353	334	322	318	263	236	263
Impairment of goodwill and intangible assets	—	—	—	—	—	—	—
Gain (loss) on sale of businesses	—	—	—	—	—	—	—
Income (loss) before management fees	1,249	2,284	2,033	1,291	1,270	1,484	(841)
Corporate income (1)	(1,249)	(2,284)	(2,033)	(1,291)	(1,270)	(1,484)	841
Adjusted income (loss) before management fees	$—	$—	$—	$—	$—	$—	$—

Basic management fees as % of adjusted income before management fees	NM	NM	NM	NM	NM	NM	NM

Total management fees as % of adjusted income before management fees	NM	NM	NM	NM	NM	NM	NM

Total management fees (excluding accelerated vesting of RSUs)	—	—	—	—	—	—	—

Total management fees (excluding accelerated vesting of RSUs) as a % of adjusted income before management fees	NM	NM	NM	NM	NM	NM	NM
NM indicates metric not meaningful

(1)	Represents non-management fee generating income

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED STATEMENTS OF OPERATIONS, ADJUSTED EBITDA AND ORGANIC REVENUE GROWTH FOR QUARTERLY PERIODS (Unaudited - dollars in thousands)

	Corporate Client Group		Individual Client Group		Advisor Services Group		Total
	For the Three Months Ended		For the Three Months Ended		For the Three Months Ended		For the Three Months Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2010	2009	2010	2009	2010	2009	2010	2009
Revenue:
Commissions and fees	$94,609	$90,665	$91,906	$97,428	$50,963	$41,832	$237,478	$229,925

Operating expenses:
Commissions and fees	9,660	8,825	18,757	18,851	42,314	35,383	70,731	63,059
Compensation expense	32,141	31,821	25,914	28,994	4,026	3,834	62,081	64,649
Non-compensation expense	18,362	17,234	16,048	17,928	3,374	1,345	37,784	36,507
Management fees	24,600	17,524	28,866	17,331	—	—	53,466	34,855
Amortization of intangibles	5,402	5,678	2,856	3,297	—	—	8,258	8,975
Depreciation	1,599	1,657	1,065	1,441	353	263	3,017	3,361
Impairment of goodwill and intangible assets	—	—	—	2,002	—	—	—	2,002
(Gain) loss on sale of businesses	(125)	(206)	25	(984)	—	—	(100)	(1,190)
Total operating expenses	91,639	82,533	93,531	88,860	50,067	40,825	235,237	212,218
Income (loss) from operations	$2,970	$8,132	$(1,625)	$8,568	$896	$1,007	$2,241	$17,707

	For the Three Months Ended
	September 30,		June 30,		March 31,		December 31,		September 30,		June 30,		March 31,
	2010		2010		2010		2009		2009		2009		2009
Revenue
Corporate Client Group	$94,609	39.8%	$89,516	38.1%	$95,247	42.3%	$106,971	38.6%	$90,665	39.4%	$89,832	40.1%	$92,512	42.6%
Individual Client Group	91,906	38.7%	91,377	38.9%	78,694	34.9%	122,383	44.2%	97,428	42.4%	92,432	41.2%	85,071	39.2%
Advisor Services Group	50,963	21.5%	53,997	23.0%	51,332	22.8%	47,827	17.3%	41,832	18.2%	41,934	18.7%	39,398	18.2%
Consolidated	$237,478	100.0%	$234,890	100.0%	$225,273	100.0%	$277,181	100.0%	$229,925	100.0%	$224,198	100.0%	$216,981	100.0%

Adjusted EBITDA (1)
Corporate Client Group	$17,240	64.3%	$15,044	57.2%	$19,466	70.5%	$17,785	66.1%	$15,261	49.9%	$14,967	52.9%	$18,775	77.4%
Individual Client Group	8,322	31.0%	8,971	34.1%	6,101	22.1%	7,820	29.1%	14,324	46.4%	11,848	41.9%	6,315	26.0%
Advisor Services Group	1,249	4.7%	2,284	8.7%	2,033	7.4%	1,291	4.8%	1,270	4.1%	1,484	5.2%	(841)	-3.5%
Consolidated	$26,811	100.0%	$26,299	100.0%	$27,600	100.0%	$26,896	100.0%	$30,855	100.0%	$28,299	100.0%	$24,249	100.0%

	For the Three Months Ended
	September 30,	June 30,	March 31,
	2010	2010	2010
Organic revenue growth
Corporate Client Group	9.6%	3.7%	5.7%
Individual Client Group	0.8%	5.5%	1.6%
Advisor Services Group	11.4%	16.0%	8.5%
Consolidated	6.5%	7.3%	4.9%

(1) The reconciliation of Adjusted EBITDA per reportable segment does not include the following items, which are not allocated to any of the Company’s reportable segments: income tax expense, interest income, interest expense, gain on early extinguishment of debt and other, net.  These items are included in the reconciliation of Adjusted EBITDA to net income on a consolidated basis.

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR YEAR-TO-DATE PERIODS (Unaudited - in thousands)

	For the Year-to-Date Period Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2009	2009	2009	2009
Revenue:
Commissions and fees	$697,641	$460,163	$225,273	$948,285	$671,104	$441,179	$216,981

Operating expenses:
Commissions and fees	212,458	141,727	68,306	263,947	187,934	124,875	62,401
Compensation expense	191,071	128,990	65,268	268,335	199,456	134,807	68,643
Non-compensation expense	117,147	79,363	40,449	159,523	112,995	76,488	39,181
Management fees	109,650	56,184	23,650	146,181	87,316	52,461	22,507
Amortization of intangibles	24,802	16,544	8,338	36,551	27,745	18,770	9,594
Depreciation	9,028	6,011	3,006	19,242	10,385	7,024	3,539
Impairment of goodwill and intangible assets	2,901	2,901	2,901	618,465	612,234	610,232	607,337
(Gain) loss on sale of businesses	(10,021)	(9,921)	(2,231)	(2,096)	(1,852)	(662)	617
Total operating expenses	657,036	421,799	209,687	1,510,148	1,236,213	1,023,995	813,819
Income (loss) from operations	40,605	38,364	15,586	(561,863)	(565,109)	(582,816)	(596,838)

Non-operating income and expenses
Interest income	2,645	1,776	888	3,077	2,249	1,546	724
Interest expense	(14,449)	(9,459)	(4,579)	(20,567)	(15,718)	(10,717)	(5,331)
Gain on early extinguishment of debt	9,711	—	—	—	—	—	—
Other, net	5,516	2,671	658	11,583	11,111	7,724	1,116
Non-operating income and expenses, net	3,423	(5,012)	(3,033)	(5,907)	(2,358)	(1,447)	(3,491)
Income (loss) before income taxes	44,028	33,352	12,553	(567,770)	(567,467)	(584,263)	(600,329)

Income tax expense (benefit)	16,739	14,293	5,563	(74,384)	(72,230)	(78,486)	(84,530)
Net income (loss)	$27,289	$19,059	$6,990	$(493,386)	$(495,237)	$(505,777)	$(515,799)

Cash Earnings Reconciliation
GAAP net income (loss)	$27,289	$19,059	$6,990	$(493,386)	$(495,237)	$(505,777)	$(515,799)
Amortization of intangibles	24,802	16,544	8,338	36,551	27,745	18,770	9,594
Depreciation	9,028	6,011	3,006	19,242	10,385	7,024	3,539
Impairment of goodwill and intangible assets	2,901	2,901	2,901	618,465	612,234	610,232	607,337
Tax benefit of impairment of goodwill and intangible assets	(1,132)	(1,030)	(1,118)	(90,608)	(89,475)	(89,048)	(88,146)
Non-cash interest, net of tax	4,292	3,704	1,866	6,814	5,255	3,289	1,557
Accelerated vesting of RSUs, net of tax	8,174	—	—	—	—	—	—
Gain on early extinguishment of debt, net of tax	(5,914)	—	—	—	—	—	—
Cash earnings	$69,440	$47,189	$21,983	$97,078	$70,907	$44,490	$18,082

Adjusted EBITDA Reconciliation
GAAP net income (loss)	$27,289	$19,059	$6,990	$(493,386)	$(495,237)	$(505,777)	$(515,799)
Income tax expense (benefit)	16,739	14,293	5,563	(74,384)	(72,230)	(78,486)	(84,530)
Interest income	(2,645)	(1,776)	(888)	(3,077)	(2,249)	(1,546)	(724)
Interest expense	14,449	9,459	4,579	20,567	15,718	10,717	5,331
Gain on early extinguishment of debt	(9,711)	—	—	—	—	—	—
Other, net	(5,516)	(2,671)	(658)	(11,583)	(11,111)	(7,724)	(1,116)
Income (loss) from operations	40,605	38,364	15,586	(561,863)	(565,109)	(582,816)	(596,838)
Amortization of intangibles	24,802	16,544	8,338	36,551	27,745	18,770	9,594
Depreciation	9,028	6,011	3,006	19,242	10,385	7,024	3,539
Impairment of goodwill and intangible assets	2,901	2,901	2,901	618,465	612,234	610,232	607,337
(Gain) loss on sale of businesses	(10,021)	(9,921)	(2,231)	(2,096)	(1,852)	(662)	617
Accelerated vesting of RSUs	13,395	—	—	—	—	—	—
Adjusted EBITDA	$80,710	$53,899	$27,600	$110,299	$83,403	$52,548	$24,249
Adjusted EBITDA as a % of revenue	11.6%	11.7%	12.3%	11.6%	12.4%	11.9%	11.2%

Calculation of Management Fees %
Income (loss) from operations	$40,605	$38,364	$15,586	$(561,863)	$(565,109)	$(582,816)	$(596,838)
Basic management fees	84,766	52,287	22,938	130,211	82,137	50,753	21,012
Principal Incentive Plan (PIP) management fees	1,706	(1,165)	(3,098)	9,014	—	—	—
Stock-based compensation management fees	4,816	2,467	1,323	2,145	1,209	803	402
Accelerated vesting of RSUs	13,395	—	—	—	—	—	—
Incentive and other management fees	4,967	2,595	2,487	4,811	3,970	905	1,093
Total management fees	109,650	56,184	23,650	146,181	87,316	52,461	22,507
Amortization of intangibles	24,802	16,544	8,338	36,551	27,745	18,770	9,594
Depreciation	9,028	6,011	3,006	19,242	10,385	7,024	3,539
Impairment of goodwill and intangible assets	2,901	2,901	2,901	618,465	612,234	610,232	607,337
(Gain) loss on sale of businesses	(10,021)	(9,921)	(2,231)	(2,096)	(1,852)	(662)	617
Income (loss) before management fees	176,965	110,083	51,250	256,480	170,719	105,009	46,756
Corporate income	25,198	16,971	8,882	37,693	23,709	17,774	10,445
Adjusted income (loss) before management fees	$202,163	$127,054	$60,132	$294,173	$194,428	$122,783	$57,201

Basic management fees as % of adjusted income before management fees	41.9%	41.2%	38.1%	44.3%	42.2%	41.3%	36.7%

Total management fees as % of adjusted income before management fees	54.2%	44.2%	39.3%	49.7%	44.9%	42.7%	39.3%

Total management fees (excluding accelerated vesting of RSUs)	96,255	56,184	23,650	146,181	87,316	52,461	22,507

Total management fees (excluding accelerated vesting of RSUs) as a % of adjusted income before management fees	47.6%	44.2%	39.3%	49.7%	44.9%	42.7%	39.3%

NATIONAL FINANCIAL PARTNERS CORP. HISTORICAL CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR YEAR-TO-DATE PERIODS - CORPORATE CLIENT GROUP (Unaudited - in thousands)

	For the Year-to-Date Period Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2009	2009	2009	2009
Revenue:
Commissions and fees	$279,372	$184,763	$95,247	$379,980	$273,009	$182,344	$92,512

Operating expenses:
Commissions and fees	25,922	16,262	7,963	34,397	25,809	16,984	8,842
Compensation expense	97,533	65,392	33,096	132,465	98,063	66,242	33,954
Non-compensation expense	56,790	38,428	19,596	75,823	54,019	36,785	18,369
Management fees	54,771	30,171	15,126	70,507	46,115	28,591	12,572
Amortization of intangibles	16,003	10,601	5,348	22,959	17,344	11,666	5,906
Depreciation	4,674	3,075	1,559	9,277	5,151	3,494	1,806
Impairment of goodwill and intangible assets	1,931	1,931	1,931	354,408	354,408	354,408	354,298
(Gain) loss on sale of businesses	(8,287)	(8,162)	(1,321)	7	130	336	580
Total operating expenses	249,337	157,698	83,298	699,843	601,039	518,506	436,327
Income (loss) from operations	$30,035	$27,065	$11,949	$(319,863)	$(328,030)	$(336,162)	$(343,815)

Adjusted EBITDA Reconciliation
Income (loss) from operations	$30,035	$27,065	$11,949	$(319,863)	$(328,030)	$(336,162)	$(343,815)
Amortization of intangibles	16,003	10,601	5,348	22,959	17,344	11,666	5,906
Depreciation	4,674	3,075	1,559	9,277	5,151	3,494	1,806
Impairment of goodwill and intangible assets	1,931	1,931	1,931	354,408	354,408	354,408	354,298
(Gain) loss on sale of businesses	(8,287)	(8,162)	(1,321)	7	130	336	580
Accelerated vesting of RSUs	7,394	—	—	—	—	—	—
Adjusted EBITDA	$51,750	$34,510	$19,466	$66,788	$49,003	$33,742	$18,775
Adjusted EBITDA as a % of revenue	18.5%	18.7%	20.4%	17.6%	17.9%	18.5%	20.3%

Calculation of Management Fees %
Income (loss) from operations	$30,035	$27,065	$11,949	$(319,863)	$(328,030)	$(336,162)	$(343,815)
Basic management fees	41,123	26,730	13,676	62,608	43,373	27,586	11,538
Principal Incentive Plan (PIP) management fees	854	307	(483)	2,041	—	—	—
Stock-based compensation management fees	2,735	1,381	798	1,581	970	644	322
Accelerated vesting of RSUs	7,394	—	—	—	—	—	—
Incentive and other management fees	2,665	1,753	1,135	4,277	1,772	361	712
Total management fees	54,771	30,171	15,126	70,507	46,115	28,591	12,572
Amortization of intangibles	16,003	10,601	5,348	22,959	17,344	11,666	5,906
Depreciation	4,674	3,075	1,559	9,277	5,151	3,494	1,806
Impairment of goodwill and intangible assets	1,931	1,931	1,931	354,408	354,408	354,408	354,298
(Gain) loss on sale of businesses	(8,287)	(8,162)	(1,321)	7	130	336	580
Income (loss) before management fees	99,127	64,681	34,592	137,295	95,118	62,333	31,347
Corporate income	18,836	12,988	6,541	29,091	20,140	14,233	7,802
Adjusted income (loss) before management fees	$117,963	$77,669	$41,133	$166,386	$115,258	$76,566	$39,149

Basic management fees as % of adjusted income before management fees	34.9%	34.4%	33.2%	37.6%	37.6%	36.0%	29.5%

Total management fees as % of adjusted income before management fees	46.4%	38.8%	36.8%	42.4%	40.0%	37.3%	32.1%

Total management fees (excluding accelerated vesting of RSUs)	47,377	30,171	15,126	70,507	46,115	28,591	12,572

Total management fees (excluding accelerated vesting of RSUs) as a % of adjusted income before management fees	40.2%	38.8%	36.8%	42.4%	40.0%	37.3%	32.1%

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR YEAR-TO-DATE PERIODS - INDIVIDUAL CLIENT GROUP (Unaudited - in thousands)

	For the Year-to-Date Period Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2009	2009	2009	2009
Revenue:
Commissions and fees	$261,977	$170,071	$78,694	$397,314	$274,931	$177,503	$85,071

Operating expenses:
Commissions and fees	57,375	38,618	18,372	84,335	57,726	38,875	19,439
Compensation expense	81,970	56,056	28,242	119,829	89,004	60,010	30,337
Non-compensation expense	50,360	34,312	17,455	77,169	54,513	36,585	19,045
Management fees	54,879	26,013	8,524	75,674	41,201	23,870	9,935
Amortization of intangibles	8,799	5,943	2,990	13,592	10,401	7,104	3,688
Depreciation	3,345	2,280	1,125	8,885	4,472	3,031	1,470
Impairment of goodwill and intangible assets	970	970	970	264,057	257,826	255,824	253,039
(Gain) loss on sale of businesses	(1,734)	(1,759)	(910)	(2,103)	(1,982)	(998)	37
Total operating expenses	255,964	162,433	76,768	641,438	513,161	424,301	336,990
Income (loss) from operations	$6,013	$7,638	$1,926	$(244,124)	$(238,230)	$(246,798)	$(251,919)

Adjusted EBITDA Reconciliation
Income (loss) from operations	$6,013	$7,638	$1,926	$(244,124)	$(238,230)	$(246,798)	$(251,919)
Amortization of intangibles	8,799	5,943	2,990	13,592	10,401	7,104	3,688
Depreciation	3,345	2,280	1,125	8,885	4,472	3,031	1,470
Impairment of goodwill and intangible assets	970	970	970	264,057	257,826	255,824	253,039
(Gain) loss on sale of businesses	(1,734)	(1,759)	(910)	(2,103)	(1,982)	(998)	37
Accelerated vesting of RSUs	6,001	—	—	—	—	—	—
Adjusted EBITDA	$23,394	$15,072	$6,101	$40,307	$32,487	$18,163	$6,315
Adjusted EBITDA as a % of revenue	8.9%	8.9%	7.8%	10.1%	11.8%	10.2%	7.4%

Calculation of Management Fees %
Income (loss) from operations	$6,013	$7,638	$1,926	$(244,124)	$(238,230)	$(246,798)	$(251,919)
Basic management fees	43,643	25,557	9,262	67,603	38,764	23,167	9,474
Principal Incentive Plan (PIP) management fees	852	(1,472)	(2,615)	6,973	—	—	—
Stock-based compensation management fees	2,081	1,086	525	564	239	159	80
Accelerated vesting of RSUs	6,001	—	—	—	—	—	—
Incentive and other management fees	2,302	842	1,352	534	2,198	544	381
Total management fees	54,879	26,013	8,524	75,674	41,201	23,870	9,935
Amortization of intangibles	8,799	5,943	2,990	13,592	10,401	7,104	3,688
Depreciation	3,345	2,280	1,125	8,885	4,472	3,031	1,470
Impairment of goodwill and intangible assets	970	970	970	264,057	257,826	255,824	253,039
(Gain) loss on sale of businesses	(1,734)	(1,759)	(910)	(2,103)	(1,982)	(998)	37
Income (loss) before management fees	72,272	41,085	14,625	115,981	73,688	42,033	16,250
Corporate income	11,928	8,300	4,374	11,806	5,482	4,184	1,802
Adjusted income (loss) before management fees	$84,200	$49,385	$18,999	$127,787	$79,170	$46,217	$18,052

Basic management fees as % of adjusted income before management fees	51.8%	51.8%	48.7%	52.9%	49.0%	50.1%	52.5%

Total management fees as % of adjusted income before management fees	65.2%	52.7%	44.9%	59.2%	52.0%	51.6%	55.0%

Total management fees (excluding accelerated vesting of RSUs)	48,878	26,013	8,524	75,674	41,201	23,870	9,935

Total management fees (excluding accelerated vesting of RSUs) as a % of adjusted income before management fees	58.0%	52.7%	44.9%	59.2%	52.0%	51.6%	55.0%

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR YEAR-TO-DATE PERIODS - ADVISOR SERVICES GROUP (Unaudited - in thousands)

	For the Year-to-Date Period Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2009	2009	2009	2009
Revenue:
Commissions and fees	$156,292	$105,329	$51,332	$170,991	$123,164	$81,332	$39,398

Operating expenses:
Commissions and fees	129,161	86,847	41,971	145,215	104,399	69,016	34,120
Compensation expense	11,568	7,542	3,930	16,041	12,389	8,555	4,352
Non-compensation expense	9,997	6,623	3,398	6,531	4,463	3,118	1,767
Management fees	—	—	—	—	—	—	—
Amortization of intangibles	—	—	—	—	—	—	—
Depreciation	1,009	656	322	1,080	762	499	263
Impairment of goodwill and intangible assets	—	—	—	—	—	—	—
(Gain) loss on sale of businesses	—	—	—	—	—	—	—
Total operating expenses	151,735	101,668	49,621	168,867	122,013	81,188	40,502
Income (loss) from operations	$4,557	$3,661	$1,711	$2,124	$1,151	$144	$(1,104)

Adjusted EBITDA Reconciliation
Income (loss) from operations	$4,557	$3,661	$1,711	$2,124	$1,151	$144	$(1,104)
Amortization of intangibles	—	—	—	—	—	—	—
Depreciation	1,009	656	322	1,080	762	499	263
Impairment of goodwill and intangible assets	—	—	—	—	—	—	—
(Gain) loss on sale of businesses	—	—	—	—	—	—	—
Accelerated vesting of RSUs	—	—	—	—	—	—	—
Adjusted EBITDA	$5,566	$4,317	$2,033	$3,204	$1,913	$643	$(841)
Adjusted EBITDA as a % of revenue	3.6%	4.1%	4.0%	1.9%	1.6%	0.8%	-2.1%

Calculation of Management Fees %
Income (loss) from operations	$4,557	$3,661	$1,711	$2,124	$1,151	$144	$(1,104)
Basic management fees	—	—	—	—	—	—	—
Principal Incentive Plan (PIP) management fees	—	—	—	—	—	—	—
Stock-based compensation management fees	—	—	—	—	—	—	—
Accelerated vesting of RSUs	—	—	—	—	—	—	—
Incentive and other management fees	—	—	—	—	—	—	—
Total management fees	—	—	—	—	—	—	—
Amortization of intangibles	—	—	—	—	—	—	—
Depreciation	1,009	656	322	1,080	762	499	263
Impairment of goodwill and intangible assets	—	—	—	—	—	—	—
(Gain) loss on sale of businesses	—	—	—	—	—	—	—
Income (loss) before management fees	5,566	4,317	2,033	3,204	1,913	643	(841)
Corporate income (1)	(5,566)	(4,317)	(2,033)	(3,204)	(1,913)	(643)	841
Adjusted income (loss) before management fees	$—	$—	$—	$—	$—	$—	$—

Basic management fees as % of adjusted income before management fees	NM	NM	NM	NM	NM	NM	NM

Total management fees as % of adjusted income before management fees	NM	NM	NM	NM	NM	NM	NM

Total management fees (excluding accelerated vesting of RSUs)	—	—	—	—	—	—	—

Total management fees (excluding accelerated vesting of RSUs) as a % of adjusted income before management fees	NM	NM	NM	NM	NM	NM	NM

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED STATEMENTS OF OPERATIONS, ADJUSTED EBITDA AND ORGANIC REVENUE GROWTH FOR YEAR-TO-DATE PERIODS (Unaudited - dollars in thousands)

	Corporate Client Group		Individual Client Group		Advisor Services Group		Total
	For the Year-to-Date Period Ended		For the Year-to-Date Period Ended		For the Year-to-Date Period Ended		For the Year-to-Date Period Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2010	2009	2010	2009	2010	2009	2010	2009
Revenue:
Commissions and fees	$279,372	$273,009	$261,977	$274,931	$156,292	$123,164	$697,641	$671,104

Operating expenses:
Commissions and fees	25,922	25,809	57,375	57,726	129,161	104,399	212,458	187,934
Compensation expense	97,533	98,063	81,970	89,004	11,568	12,389	191,071	199,456
Non-compensation expense	56,790	54,019	50,360	54,513	9,997	4,463	117,147	112,995
Management fees	54,771	46,115	54,879	41,201	—	—	109,650	87,316
Amortization of intangibles	16,003	17,344	8,799	10,401	—	—	24,802	27,745
Depreciation	4,674	5,151	3,345	4,472	1,009	762	9,028	10,385
Impairment of goodwill and intangible assets	1,931	354,408	970	257,826	—	—	2,901	612,234
(Gain) loss on sale of businesses	(8,287)	130	(1,734)	(1,982)	—	—	(10,021)	(1,852)
Total operating expenses	249,337	601,039	255,964	513,161	151,735	122,013	657,036	1,236,213
Income (loss) from operations	$30,035	$(328,030)	$6,013	$(238,230)	$4,557	$1,151	$40,605	$(565,109)

	For the Year-to-Date Period Ended
	September 30,		June 30,		March 31,		December 31,		September 30,		June 30,		March 31,
	2010		2010		2010		2009		2009		2009		2009
Revenue
Corporate Client Group	$279,372	40.0%	$184,763	40.2%	$95,247	42.3%	$379,980	40.1%	$273,009	40.7%	$182,344	41.3%	$92,512	42.6%
Individual Client Group	261,977	37.6%	170,071	37.0%	78,694	34.9%	397,314	41.9%	274,931	41.0%	177,503	40.2%	85,071	39.2%
Advisor Services Group	156,292	22.4%	105,329	22.9%	51,332	22.8%	170,991	18.0%	123,164	18.4%	81,332	18.4%	39,398	18.2%
Consolidated	$697,641	100.0%	$460,163	100.0%	$225,273	100.0%	$948,285	100.0%	$671,104	100.0%	$441,179	100.0%	$216,981	100.0%

Adjusted EBITDA (1)
Corporate Client Group	$51,750	64.1%	$34,510	64.0%	$19,466	70.5%	$66,788	60.6%	$49,003	58.8%	$33,742	64.2%	$18,775	77.4%
Individual Client Group	23,394	29.0%	15,072	28.0%	6,101	22.1%	40,307	36.5%	32,487	39.0%	18,163	34.6%	6,315	26.0%
Advisor Services Group	5,566	6.9%	4,317	8.0%	2,033	7.4%	3,204	2.9%	1,913	2.3%	643	1.2%	(841)	-3.5%
Consolidated	$80,710	100.0%	$53,899	100.0%	$27,600	100.0%	$110,299	100.0%	$83,403	100.0%	$52,548	100.0%	$24,249	100.0%

	For the Year-to-Date Period Ended
	September 30,	June 30,	March 31,
	2010	2010	2010
Organic revenue growth
Corporate Client Group	6.3%	4.7%	5.7%
Individual Client Group	2.6%	3.6%	1.6%
Advisor Services Group	12.0%	12.3%	8.5%
Consolidated	6.2%	6.1%	4.9%

(1) The reconciliation of Adjusted EBITDA per reportable segment does not include the following items, which are not allocated to any of the Company’s reportable segments: income tax expense, interest income, interest expense, gain on early extinguishment of debt and other, net.  These items are included in the reconciliation of Adjusted EBITDA to net income on a consolidated basis.

NATIONAL FINANCIAL PARTNERS CORP. HISTORICAL CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR YEAR-TO-DATE PERIODS (Unaudited - in thousands)

	For the Year-to-Date Period Ended
	December 31,	December 31,	December 31,
	2009	2008	2007
Revenue:
Commissions and fees	$948,285	$1,150,387	$1,194,293

Operating expenses:
Commissions and fees	263,947	362,868	386,460
Compensation expense	268,335	291,753	261,717
Non-compensation expense	159,523	181,404	168,387
Management fees	146,181	170,683	211,825
Amortization of intangibles	36,551	39,194	34,303
Depreciation	19,242	13,371	11,010
Impairment of goodwill and intangible assets	618,465	41,257	7,877
(Gain) loss on sale of businesses	(2,096)	(7,663)	11,182
Total operating expenses	1,510,148	1,092,867	1,092,761
(Loss) income from operations	(561,863)	57,520	101,532

Non-operating income and expenses
Interest income	3,077	4,854	7,920
Interest expense	(20,567)	(21,765)	(18,620)
Other, net	11,583	1,199	1,125
Non-operating income and expenses, net	(5,907)	(15,712)	(9,575)
(Loss) income before income taxes	(567,770)	41,808	91,957

Income tax expense (benefit)	(74,384)	33,337	43,204
Net (loss) income	$(493,386)	$8,471	$48,753

Cash Earnings Reconciliation
GAAP net (loss) income	$(493,386)	$8,471	$48,753
Amortization of intangibles	36,551	39,194	34,303
Depreciation	19,242	13,371	11,010
Impairment of goodwill and intangible assets	618,465	41,257	7,877
Tax benefit of impairment of goodwill and intangible assets	(90,608)	(8,137)	(1,899)
Non-cash interest, net of tax	6,814	6,364	5,481
Cash earnings	$97,078	$100,520	$105,525
Management agreement buyout, net of tax	—	—	7,681
Cash earnings excluding management agreement buyout, net of tax	$97,078	$100,520	$113,206

Adjusted EBITDA Reconciliation
GAAP net (loss) income	$(493,386)	$8,471	$48,753
Income tax (benefit) expense	(74,384)	33,337	43,204
Interest income	(3,077)	(4,854)	(7,920)
Interest expense	20,567	21,765	18,620
Other, net	(11,583)	(1,199)	(1,125)
(Loss) income from operations	(561,863)	57,520	101,532
Amortization of intangibles	36,551	39,194	34,303
Depreciation	19,242	13,371	11,010
Impairment of goodwill and intangible assets	618,465	41,257	7,877
(Gain) loss on sale of businesses	(2,096)	(7,663)	11,182
Adjusted EBITDA	$110,299	$143,679	$165,904
Adjusted EBITDA as a % of revenue	11.6%	12.5%	13.9%

Calculation of Management Fees %
(Loss) income from operations	$(561,863)	$57,520	$101,532
Basic management fees	130,211	165,035	197,406
Principal Incentive Plan (PIP) management fees	9,014	—	—
Stock-based compensation management fees	2,145	1,858	895
Incentive and other management fees	4,811	3,790	13,524
Total management fees	146,181	170,683	211,825
Amortization of intangibles	36,551	39,194	34,303
Depreciation	19,242	13,371	11,010
Impairment of goodwill and intangible assets	618,465	41,257	7,877
(Gain) loss on sale of businesses	(2,096)	(7,663)	11,182
Income (loss) before management fees	256,480	314,362	377,729
Corporate income	37,693	41,556	36,252
Adjusted income (loss) before management fees	$294,173	$355,918	$413,981

Basic management fees as % of adjusted income before management fees	44.3%	46.4%	47.7%

Total management fees as % of adjusted income before management fees	49.7%	48.0%	51.2%

NATIONAL FINANCIAL PARTNERS CORP. HISTORICAL CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR YEAR-TO-DATE PERIODS - CORPORATE CLIENT GROUP (Unaudited - in thousands)

	For the Year-to-Date Period Ended
	December 31,	December 31,	December 31,
	2009	2008	2007
Revenue:
Commissions and fees	$379,980	$404,973	$360,760

Operating expenses:
Commissions and fees	34,397	44,964	53,842
Compensation expense	132,465	134,176	111,001
Non-compensation expense	75,823	77,065	59,581
Management fees	70,507	67,930	66,172
Amortization of intangibles	22,959	23,428	18,486
Depreciation	9,277	5,613	4,107
Impairment of goodwill and intangible assets	354,408	6,735	-
(Gain) loss on sale of businesses	7	(7,236)	12,645
Total operating expenses	699,843	352,675	325,834
(Loss) income from operations	(319,863)	52,298	34,926

Adjusted EBITDA Reconciliation
Income (loss) from operations	$(319,863)	$52,298	$34,926
Amortization of intangibles	22,959	23,428	18,486
Depreciation	9,277	5,613	4,107
Impairment of goodwill and intangible assets	354,408	6,735	-
Loss (gain) on sale of businesses	7	(7,236)	12,645
Adjusted EBITDA	$66,788	$80,838	$70,164
Adjusted EBITDA as a % of revenue	17.6%	20.0%	19.4%

Calculation of Management Fees %
Income (loss) from operations	$(319,863)	$52,298	$34,926
Basic management fees	62,608	66,615	67,782
Principal Incentive Plan (PIP) management fees	2,041	-	-
Stock-based compensation management fees	1,581	1,272	577
Incentive and other management fees	4,277	43	(2,187)
Total management fees	70,507	67,930	66,172
Amortization of intangibles	22,959	23,428	18,486
Depreciation	9,277	5,613	4,107
Impairment of goodwill and intangible assets	354,408	6,735	-
(Loss) gain on sale of businesses	7	(7,236)	12,645
Income (loss) before management fees	137,295	148,768	136,336
Corporate income	29,091	25,175	19,403
Adjusted income (loss) before management fees	$166,386	$173,943	$155,739

Basic management fees as % of adjusted income before management fees	37.6%	38.3%	43.5%

Total management fees as % of adjusted income before management fees	42.4%	39.1%	42.5%

NATIONAL FINANCIAL PARTNERS CORP. HISTORICAL CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR YEAR-TO-DATE PERIODS - INDIVIDUAL CLIENT GROUP (Unaudited - in thousands)

	For the Year-to-Date Period Ended
	December 31,	December 31,	December 31,
	2009	2008	2007
Revenue:
Commissions and fees	$397,314	$538,295	$639,690

Operating expenses:
Commissions and fees	84,335	141,384	169,985
Compensation expense	119,829	134,933	128,722
Non-compensation expense	77,169	93,784	97,227
Management fees	75,674	102,753	145,653
Amortization of intangibles	13,592	15,766	15,817
Depreciation	8,885	6,883	6,120
Impairment of goodwill and intangible assets	264,057	34,522	7,877
(Gain) loss on sale of businesses	(2,103)	(427)	(1,463)
Total operating expenses	641,438	529,598	569,938
(Loss) income from operations	$(244,124)	$8,697	$69,752

Adjusted EBITDA Reconciliation
Income (loss) from operations	$(244,124)	$8,697	$69,752
Amortization of intangibles	13,592	15,766	15,817
Depreciation	8,885	6,883	6,120
Impairment of goodwill and intangible assets	264,057	34,522	7,877
(Gain) loss on sale of businesses	(2,103)	(427)	(1,463)
Adjusted EBITDA	$40,307	$65,441	$98,103
Adjusted EBITDA as a % of revenue	10.1%	12.2%	15.3%

Calculation of Management Fees %
Income (loss) from operations	$(244,124)	$8,697	$69,752
Basic management fees	67,603	98,420	129,624
Principal Incentive Plan (PIP) management fees	6,973	-	-
Stock-based compensation management fees	564	586	318
Incentive and other management fees	534	3,747	15,711
Total management fees	75,674	102,753	145,653
Amortization of intangibles	13,592	15,766	15,817
Depreciation	8,885	6,883	6,120
Impairment of goodwill and intangible assets	264,057	34,522	7,877
(Gain) loss on sale of businesses	(2,103)	(427)	(1,463)
Income (loss) before management fees	115,981	168,194	243,756
Corporate income	11,806	13,781	14,486
Adjusted income (loss) before management fees	$127,787	$181,975	$258,242

Basic management fees as % of adjusted income before management fees	52.9%	54.1%	50.2%

Total management fees as % of adjusted income before management fees	59.2%	56.5%	56.4%

NATIONAL FINANCIAL PARTNERS CORP. HISTORICAL CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR YEAR-TO-DATE PERIODS - ADVISOR SERVICES GROUP (Unaudited - in thousands)

	For the Year-to-Date Period Ended
	December 31,	December 31,	December 31,
	2009	2008	2007
Revenue:
Commissions and fees	$170,991	$207,119	$193,843

Operating expenses:
Commissions and fees	145,215	176,520	162,633
Compensation expense	16,041	22,644	21,994
Non-compensation expense	6,531	10,555	11,579
Management fees	—	—	—
Amortization of intangibles	—	—	—
Depreciation	1,080	875	783
Impairment of goodwill and intangible assets	—	—	—
(Gain) loss on sale of businesses	—	—	—
Total operating expenses	168,867	210,594	196,989
(Loss) income from operations	$2,124	$(3,475)	$(3,146)

Adjusted EBITDA Reconciliation
Income from operations	$2,124	$(3,475)	$(3,146)
Amortization of intangibles	—	—	—
Depreciation	1,080	875	783
Impairment of goodwill and intangible assets	—	—	—
(Gain) loss on sale of businesses	—	—	—
Adjusted EBITDA	$3,204	$(2,600)	$(2,363)
Adjusted EBITDA as a % of revenue	1.9%	-1.3%	-1.2%

Calculation of Management Fees %
Income (loss) from operations	$2,124	$(3,475)	$(3,146)
Basic management fees	—	—	—
Principal Incentive Plan (PIP) management fees	—	—	—
Stock-based compensation management fees	—	—	—
Incentive and other management fees	—	—	—
Total management fees	—	—	—
Amortization of intangibles	—	—	—
Depreciation	1,080	875	783
Impairment of goodwill and intangible assets	—	—	—
(Gain) loss on sale of businesses	—	—	—
Income (loss) before management fees	3,204	(2,600)	(2,363)
Corporate income	(3,204)	2,600	2,363
Adjusted income (loss) before management fees	$—	$—	$—

Basic management fees as % of adjusted income before management fees	NM	NM	NM

Total management fees as % of adjusted income before management fees	NM	NM	NM

NATIONAL FINANCIAL PARTNERS CORP. CORPORATE OVERVIEW (Unaudited - dollars in thousands, except per share data)

	At or for the Three Months Ended							For the Years Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2010	2010	2010	2009	2009	2009	2009	2009	2008
GAAP net income (loss)	$8,230	$12,069	$6,990	$1,851	$10,540	$10,022	$(515,799)	$(493,386)	$8,471
Amortization of intangibles	8,258	8,206	8,338	8,806	8,975	9,176	9,594	36,551	39,194
Depreciation	3,017	3,005	3,006	8,857	3,361	3,485	3,539	19,242	13,371
Impairment of goodwill and intangible assets	—	—	2,901	6,231	2,002	2,895	607,337	618,465	41,257
Tax benefit of impairment of goodwill and intangible assets	(102)	88	(1,118)	(1,133)	(427)	(902)	(88,146)	(90,608)	(8,137)
Non-cash interest, net of tax	588	1,838	1,866	1,559	1,966	1,732	1,557	6,814	6,364
Accelerated vesting of RSUs, net of tax	8,174	—	—	—	—	—	—	—	—
Gain on debt, net of tax	(5,914)	—	—	—	—	—	—	—	—
Cash earnings	$22,251	$25,206	$21,983	$26,171	$26,417	$26,408	$18,082	$97,078	$100,520

GAAP net income (loss) per share - diluted	$0.19	$0.27	$0.16	$0.04	$0.24	$0.23	$(12.59)	$(12.02)	$0.21
Amortization of intangibles	0.19	0.19	0.19	0.20	0.21	0.21	0.23	0.87	0.96
Depreciation	0.07	0.07	0.07	0.21	0.08	0.08	0.09	0.46	0.33
Impairment of goodwill and intangible assets	—	—	0.07	0.14	0.05	0.07	14.73	14.78	1.01
Tax benefit of impairment of goodwill and intangible assets	—	0.00	(0.03)	(0.03)	(0.01)	(0.02)	(2.14)	(2.16)	(0.20)
Non-cash interest, net of tax	0.01	0.04	0.04	0.04	0.05	0.04	0.04	0.16	0.16
Accelerated vesting of RSUs, net of tax	0.18	—	—	—	—	—	—	—	—
Gain on debt, net of tax	(0.13)	—	—	—	—	—	—	—	—
Impact of diluted shares on cash earnings not reflected in GAAP net loss per share - diluted (1)	—	—	—	—	—	—	0.08	0.23	—
Cash earnings per share - diluted (2)	$0.50	$0.57	$0.50	$0.61	$0.61	$0.62	$0.44	$2.32	$2.46

Shares outstanding, beginning of period	42,619	41,926	41,363	41,201	41,104	40,026	39,753	39,753	38,935
Common shares issued for acquisitions during period	—	—	—	—	—	—	—	—	669
Common shares issued for contingent consideration and escrow during period	113	535	—	106	—	978	—	1,084	89
Common shares issued for stock-based awards during period	12	214	627	42	12	31	181	266	451
Common shares repurchased during period	(89)	(89)	(95)	(23)	(21)	(42)	—	(91)	(1,040)
Common shares issued under ongoing incentive program	—	—	—	—	—	—	—	—	290
Other	919	33	31	37	106	111	92	351	359
Shares outstanding, end of period	43,574	42,619	41,926	41,363	41,201	41,104	40,026	41,363	39,753

Weighted average common shares outstanding	42,823	42,499	41,598	41,363	41,211	41,139	39,945	40,908	39,542
Dilutive effect of contingent consideration and ongoing incentive payments	16	128	649	593	393	390	1,009	593	176
Dilutive effect of stock-based awards	1,470	1,717	1,443	1,147	1,503	1,246	275	343	1,122
Dilutive effect of escrow, stock subscriptions and other	7	9	12	6	7	58	9	(2)	93
Weighted average common shares outstanding - diluted (1)	44,316	44,353	43,702	43,109	43,114	42,833	41,238	41,842	40,933

Debt to total capitalization	34.7%	43.4%	41.0%	41.8%	45.2%	49.4%	52.8%	41.8%	29.3%

Total NFP owned businesses at period end	145	145	148	154	160	169	176	154	181

(1)
To calculate GAAP net loss per share, weighted average common shares outstanding - diluted is the same as weighted average common shares outstanding - basic due to the anti-dilutive effects of other items caused by  a GAAP net loss position.  However, in periods which the Company reports positive cash earnings with a GAAP net loss, the Company uses weighted average common shares outstanding – diluted to calculate cash earnings per share – diluted only.

(2)	The sum of the per share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.

NATIONAL FINANCIAL PARTNERS CORP. ACQUISITION & DISPOSITION METRICS FOR QUARTERLY AND YEAR-TO-DATE PERIODS (Unaudited - dollars in thousands)

	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2009	2009	2009	2009
Number of acquisitions closed	2	1	—	2	—	—	1
Consideration:
Cash	$262	$—	$—	$—	$—	$—	$279
Common stock	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	186
Total consideration paid (1)	$262	$—	$—	$—	$—	$—	$465

Target earnings of acquired firms	$116	$—	$—	$—	$—	$—	$148
Base earnings of acquired firms	$71	$—	$—	$—	$—	$—	$88

	For the Year-to-Date Period Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2009	2009	2009	2009
Number of acquisitions closed	3	1	—	3	1	1	1
Consideration:
Cash	$262	$—	$—	$279	$279	$279	$279
Common stock	—	—	—	—	—	—	—
Other	—	—	—	186	186	186	186
Total consideration paid (1)	$262	$—	$—	$465	$465	$465	$465

Target earnings of acquired firms	$116	$—	$—	$148	$148	$148	$148
Base earnings of acquired firms	$71	$—	$—	$88	$88	$88	$88

	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2009	2009	2009	2009
Disposed businesses' performance metrics (2)
Revenue
Corporate Client Group	$3	$19	$172	$3,530	$4,387	$3,561	$2,525
Individual Client Group	(36)	20	166	5,736	6,387	5,919	7,834
Advisor Services Group	—	—	—	—	—	—	—
Consolidated	$(33)	$39	$338	$9,266	$10,774	$9,480	$10,359

Adjusted EBITDA
Corporate Client Group	$45	$(120)	$69	$563	$1,142	$548	$443
Individual Client Group	(144)	2	(92)	260	(440)	(1,041)	89
Advisor Services Group	—	—	—	—	—	—	—
Consolidated	$(99)	$(118)	$(23)	$823	$702	$(493)	$532

	For the Year-to-Date Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	September 30,
	2005	2006	2007	2008	2009	2010
Disposed businesses
Acquired between 01/1999 - 12/2005
Corporate Client Group	1	1	—	4	5	3
Individual Client Group	3	4	4	2	28	9
Advisor Services Group	—	—	—	—	—	—
Consolidated	4	5	4	6	33	12

Acquired between 01/2006 - current
Corporate Client Group	—	—	—	—	—	—
Individual Client Group	—	—	—	1	1	—
Advisor Services Group	—	—	—	—	—	—
Consolidated	—	—	—	1	1	—

(1)
Total consideration paid may not sum sequentially due to post-closing adjustments made relating to prior period acquisitions. Total consideration includes amounts paid by both NFP and the principals for acquisitions and sub-acquisitions.

(2)
Represents revenue and Adjusted EBITDA for all firms disposed as of the period ended September 30, 2010 and for these firms for the prior periods.  The reported figures may change in future periods as a result of the change in the set of firms disposed in future quarters.

NATIONAL FINANCIAL PARTNERS CORP. INTANGIBLES AND GOODWILL DATA (Unaudited - in thousands)

	At or for the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2009	2009	2009	2009
Intangible Assets:
Book of business	$89,523	$94,270	$99,265	$104,669	$110,974	$116,795	$123,796
Management contracts	240,657	243,913	250,152	258,456	271,550	276,971	285,996
Trade name	4,782	4,782	4,820	4,831	4,966	5,030	5,087
Institutional customer relationships	10,903	11,121	11,339	11,557	11,775	11,993	12,211
Goodwill	70,835	66,344	66,122	63,887	57,018	57,914	52,532
Total intangible assets and goodwill	$416,700	$420,430	$431,698	$443,400	$456,283	$468,703	$479,622

Amortization Expense & Impairment Loss:
Book of business	$4,784	$4,711	$4,863	$5,102	$5,234	$5,480	$7,482
Management contracts	3,256	3,277	6,158	9,342	4,209	4,910	20,843
Trade name	—	—	—	83	64	57	5,164
Institutional customer relationships	218	218	218	218	218	218	218
Goodwill	—	—	—	292	1,252	1,406	583,224
Total amortization expense & impairment loss	$8,258	$8,206	$11,239	$15,037	$10,977	$12,071	$616,931

NATIONAL FINANCIAL PARTNERS CORP. CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (BALANCE SHEET) (Unaudited - in thousands)

	At
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2009	2009	2009	2009
ASSETS
Current assets:
Cash and cash equivalents	$94,885	$157,769	$50,961	$55,994	$60,084	$49,822	$42,319
Fiduciary funds - restricted relating to premium trust accounts	91,112	86,117	74,221	75,931	75,838	79,258	71,321
Commissions, fees and premiums receivable, net	98,058	95,835	100,255	129,833	100,930	104,049	107,506
Due from principals and/or certain entities they own	15,900	15,503	14,125	14,075	21,787	21,334	15,022
Notes receivable, net	8,012	7,459	7,412	9,731	7,161	7,860	7,747
Deferred tax assets	15,086	11,389	13,964	14,283	3,421	5,500	5,391
Other current assets	22,123	19,905	15,412	14,435	18,368	18,897	18,008
Total current assets	345,176	393,977	276,350	314,282	287,589	286,720	267,314
Property and equipment, net	37,362	36,362	37,182	37,291	44,341	46,107	49,498
Deferred tax assets	557	—	5,690	5,820	1,394	2,241	2,197
Intangibles, net	345,865	354,086	365,576	379,513	399,265	410,789	427,090
Goodwill, net	70,835	66,344	66,122	63,887	57,018	57,914	52,532
Notes receivable, net	32,070	33,158	30,261	28,714	32,410	32,191	33,507
Other non-current assets	42,829	52,276	40,768	39,744	29,793	30,078	28,804
Total assets	$874,694	$936,203	$821,949	$869,251	$851,810	$866,040	$860,942

LIABILITIES
Current liabilities:
Premiums payable to insurance carriers	$96,356	$89,147	$75,614	$77,941	$82,583	$81,126	$72,122
Borrowings	—	—	35,000	40,000	75,000	115,000	148,000
Current portion of long term debt	12,500	—	—	—	—	—	—
Income taxes payable	—	—	525	6,325	—	—	1,231
Due to principals and/or certain entities they own	27,767	18,232	10,463	34,106	22,779	17,000	9,863
Accounts payable	17,530	16,737	17,488	24,337	21,381	18,369	23,893
Accrued liabilities	63,729	54,318	54,208	73,105	47,531	47,127	36,636
Total current liabilities	217,882	178,434	193,298	255,814	249,274	278,622	291,745
Long term debt	109,375	—	—	—	—	—	—
Deferred tax liabilities	4,207	5,963	4,282	4,380	2,996	4,816	4,721
Convertible senior notes	86,575	295,368	207,455	204,548	201,767	198,984	196,200
Other non-current liabilities	64,089	70,702	67,966	64,472	62,037	61,427	60,832
Total liabilities	482,128	550,467	473,001	529,214	516,074	543,849	553,498

STOCKHOLDERS' EQUITY
Preferred stock at par value	—	—	—	—	—	—	—
Common stock at par value	4,589	4,498	4,477	4,414	4,410	4,409	4,406
Additional paid-in capital	900,284	901,207	879,300	876,563	874,839	872,031	879,331
Accumulated deficit	(439,351)	(442,354)	(432,397)	(438,109)	(434,316)	(440,230)	(418,672)
Treasury stock	(72,360)	(77,687)	(102,572)	(102,930)	(109,373)	(114,117)	(157,530)
Accumulated other comprehensive (loss) income	(596)	72	140	99	176	98	(91)
Total stockholders' equity	392,566	385,736	348,948	340,037	335,736	322,191	307,444
Total liabilities and stockholders' equity	$874,694	$936,203	$821,949	$869,251	$851,810	$866,040	$860,942

NATIONAL FINANCIAL PARTNERS CORP. CONSOLIDATED STATEMENTS OF CASH FLOWS FOR QUARTERLY PERIODS (Unaudited - in thousands)

	At or for the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2009	2009	2009	2009
Cash flow from operating activities:
Net income (loss)	$8,230	$12,069	$6,990	$1,851	$10,540	$10,022	$(515,799)

Adjustments to reconcile to net cash provided by (used in) operating activities:
Deferred taxes	(5,072)	5,005	351	(14,514)	1,106	(58)	(88,048)
Stock-based compensation	9,998	2,727	2,951	3,083	2,456	2,499	2,488
Impairment of goodwill and intangible assets	—	—	2,901	6,231	2,002	2,895	607,337
Amortization of intangibles	8,258	8,206	8,338	8,806	8,975	9,176	9,594
Depreciation	3,017	3,005	3,006	8,857	3,361	3,485	3,539
Accretion of senior convertible notes discount	992	3,128	2,907	2,781	2,783	2,784	2,725
(Gain) loss on sale of businesses	(100)	(7,690)	(2,231)	(244)	(1,190)	(1,279)	617
Loss on sublease	—	—	1,766	8,201	—	—	—
Bad debt expense	1,858	815	24	1,854	718	(76)	126
Gain on early extinguishment of debt	(9,711)	—	—	—	—	—	—
Other, net	(545)	(546)	(402)	—	—	—	—

(Increase) decrease in operating assets:
Fiduciary funds - restricted relating to premium trust accounts	(4,995)	(11,896)	1,710	(93)	3,420	(7,937)	3,788
Commissions, fees and premiums receivable, net	(2,156)	1,268	29,632	(28,538)	3,847	3,436	31,637
Due from principals and/or certain entities they own	(397)	(1,382)	(60)	7,906	1,615	(6,312)	1,307
Notes receivable, net - current	(553)	(47)	2,319	(2,570)	659	(113)	(1,251)
Other current assets	(1,998)	(4,656)	(1,003)	3,837	(816)	(869)	1,289
Notes receivable, net - non-current	(1,149)	(4,049)	(2,547)	3,988	1,060	3,044	(7,081)
Other non-current assets	621	1,083	(1,024)	479	(700)	(777)	(355)

Increase (decrease) in operating liabilities:
Premiums payable to insurance carriers	7,209	13,533	(2,327)	(4,642)	1,457	9,004	(1,037)
Income taxes payable	8,799	(525)	(5,800)	6,325	-	(1,231)	1,220
Due to principals and/or certain entities they own	8,903	6,971	(24,381)	10,129	26	7,118	(29,216)
Accounts payable	549	1,722	(6,284)	3,119	3,038	(5,524)	(4,639)
Accrued liabilities	8,129	7,888	(14,112)	19,672	1,081	6,751	(16,307)
Other non-current liabilities	(5,671)	624	2,179	(5,692)	4,983	(1,899)	(3,500)
Total adjustments	25,986	25,184	(2,087)	38,975	39,881	24,117	524,156
Net cash provided by operating activities	34,216	37,253	4,903	40,826	50,421	34,139	8,357

Cash flow from investing activities:
Proceeds from disposal of businesses	166	476	5,031	5,109	1,935	6,962	2,100
Purchases of property and equipment, net	(4,017)	(2,334)	(2,933)	(2,177)	(1,801)	(1,538)	(1,604)
Proceeds from (payments for) acquired firms, net of cash, and contingent consideration	(642)	(2,677)	(6,804)	(1,448)	(627)	1,278	(2,257)
Change in restricted cash	10,000	—	—	(10,000)	—	—	—
Net cash (used in) provided by investing activities	5,507	(4,535)	(4,706)	(8,516)	(493)	6,702	(1,761)

Cash flow from financing activities:
Repayments of borrowings	—	(35,000)	(5,000)	(35,000)	(40,000)	(33,000)	—
Proceeds from long term debt	125,000	—	—	—	—	—	—
Repayment of long term debt	(3,125)	—	—	—	—	—	—
Long term debt costs	(3,923)	—	—	—	—	—	—
Proceeds from issuance of senior convertible notes	—	125,000	—	—	—	—	—
Senior convertible notes issuance costs	(16)	(4,113)	—	—	—	—	—
Repayment of senior convertible notes	(219,650)	—	—	—	—	—	—
Senior convertible notes tender offer costs	(800)	—	—	—	—	—	—
Purchase of call options	—	(33,913)	—	—	—	—	—
Sale of warrants	—	21,025	—	—	—	—	—
Proceeds from stock-based awards, including tax benefit	57	1,140	1,694	(1,236)	385	(327)	(2,777)
Shares cancelled to pay withholding taxes	(150)	(48)	(1,858)	(164)	(51)	(12)	(147)
Payments for treasury stock repurchase	—	—	—	—	—	—	—
Dividends paid	—	(1)	(66)	—	—	1	(51)
Net cash used in (provided by) financing activities	(102,607)	74,090	(5,230)	(36,400)	(39,666)	(33,338)	(2,975)
Net increase (decrease) in cash and cash equivalents	(62,884)	106,808	(5,033)	(4,090)	10,262	7,503	3,621
Cash and cash equivalents, beginning of period	157,769	50,961	55,994	60,084	49,822	42,319	-
Cash and cash equivalents, end of the period	$94,885	$157,769	$50,961	$55,994	$60,084	$49,822	$3,621

Supplemental disclosures of cash flow information
Cash paid for income taxes	$5,397	$9,267	$11,436	$5,719	$4,332	$10,306	$3,372
Cash paid for interest	$1,580	$317	$1,384	$854	$1,975	$1,411	$2,385

NATIONAL FINANCIAL PARTNERS CORP. CONSOLIDATED STATEMENTS OF CASH FLOWS - YEAR-TO-DATE (Unaudited - in thousands)

	For the Year-to-Date Period Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2009	2009	2009	2009
Cash flow from operating activities:
Net income (loss)	$27,289	$19,059	$6,990	$(493,386)	$(495,237)	$(505,777)	$(515,799)

Adjustments to reconcile to net cash provided by (used in) operating activities:
Deferred taxes	284	5,356	351	(101,514)	(87,000)	(88,106)	(88,048)
Stock-based compensation	15,676	5,678	2,951	10,526	7,443	4,987	2,488
Impairment of goodwill and intangible assets	2,901	2,901	2,901	618,465	612,234	610,232	607,337
Amortization of intangibles	24,802	16,544	8,338	36,551	27,745	18,770	9,594
Depreciation	9,028	6,011	3,006	19,242	10,385	7,024	3,539
Accretion of senior convertible notes discount	7,027	6,035	2,907	11,073	8,292	5,509	2,725
(Gain) loss on sale of businesses	(10,021)	(9,921)	(2,231)	(2,096)	(1,852)	(662)	617
Loss on sublease	1,766	1,766	1,766	8,201	—	—	—
Bad debt expense	2,697	839	24	2,622	768	50	126
Gain on early extinguishment of debt	(9,711)	—	—	—	—	—	—
Other, net	(1,493)	(948)	(402)	—	—	—	—

(Increase) decrease in operating assets:
Fiduciary funds - restricted relating to premium trust accounts	(15,181)	(10,186)	1,710	(822)	(729)	(4,149)	3,788
Commissions, fees and premiums receivable, net	28,744	30,900	29,632	10,382	38,920	35,073	31,637
Due from principals and/or certain entities they own	(1,839)	(1,442)	(60)	4,516	(3,390)	(5,005)	1,307
Notes receivable, net - current	1,719	2,272	2,319	(3,275)	(705)	(1,364)	(1,251)
Other current assets	(7,657)	(5,659)	(1,003)	3,441	(396)	420	1,289
Notes receivable, net - non-current	(7,745)	(6,596)	(2,547)	1,011	(2,977)	(4,037)	(7,081)
Other non-current assets	680	59	(1,024)	(1,353)	(1,832)	(1,132)	(355)

Increase (decrease) in operating liabilities:
Premiums payable to insurance carriers	18,415	11,206	(2,327)	4,782	9,424	7,967	(1,037)
Income taxes payable	2,474	(6,325)	(5,800)	6,314	(11)	(11)	1,220
Due to principals and/or certain entities they own	(8,507)	(17,410)	(24,381)	(11,943)	(22,072)	(22,098)	(29,216)
Accounts payable	(4,013)	(4,562)	(6,284)	(4,006)	(7,125)	(10,163)	(4,639)
Accrued liabilities	1,905	(6,224)	(14,112)	11,197	(8,475)	(9,556)	(16,307)
Other non-current liabilities	(2,868)	2,803	2,179	(6,108)	(416)	(5,399)	(3,500)
Total adjustments	49,083	23,097	(2,087)	617,206	578,231	538,350	514,233
Net cash provided by operating activities	76,372	42,156	4,903	123,820	82,994	32,573	(1,566)

Cash flow from investing activities:
Proceeds from disposal of businesses	5,673	5,507	5,031	16,106	10,997	9,062	2,100
Purchases of property and equipment, net	(9,284)	(5,267)	(2,933)	(7,120)	(4,943)	(3,142)	(1,604)
Proceeds from (payments for) acquired firms, net of cash, and contingent consideration	(10,123)	(9,481)	(6,804)	(3,054)	(1,606)	(979)	(2,257)
Change in restricted cash	10,000	—	—	(10,000)	—	—	—
Net cash (used in) provided by investing activities	(3,734)	(9,241)	(4,706)	(4,068)	4,448	4,941	(1,761)

Cash flow from financing activities:
Repayments of borrowings	(40,000)	(40,000)	(5,000)	(108,000)	(73,000)	(33,000)	—
Proceeds from long term debt	125,000	—	—	—	—	—	—
Repayment of long term debt	(3,125)	—	—	—	—	—	—
Long term debt costs	(3,923)	—	—	—	—	—	—
Proceeds from issuance of senior convertible notes	125,000	125,000	—	—	—	—	—
Senior convertible notes issuance costs	(4,129)	(4,113)	—	—	—	—	—
Repayment of senior convertible notes	(219,650)	—	—	—	—	—	—
Senior convertible notes tender offer costs	(800)	—	—	—	—	—	—
Purchase of call options	(33,913)	(33,913)	—	—	—	—	—
Sale of warrants	21,025	21,025	—	—	—	—	—
Proceeds from stock-based awards, including tax benefit	2,891	2,834	1,694	(3,955)	(2,719)	(3,104)	(2,777)
Shares cancelled to pay withholding taxes	(2,056)	(1,906)	(1,858)	(374)	(210)	(159)	(147)
Payments for treasury stock repurchase	—	—	—	—	—	—	—
Dividends paid	(67)	(67)	(66)	(50)	(50)	(50)	(51)
Net cash used in (provided by) financing activities	(33,747)	68,860	(5,230)	(112,379)	(75,979)	(36,313)	(2,975)
Net increase (decrease) in cash and cash equivalents	38,891	101,775	(5,033)	7,373	11,463	1,201	(6,302)
Cash and cash equivalents, beginning of period	55,994	55,994	55,994	48,621	48,621	48,621	48,621
Cash and cash equivalents, end of the period	$94,885	$157,769	$50,961	$55,994	$60,084	$49,822	$42,319

Supplemental disclosures of cash flow information
Cash paid for income taxes	$26,100	$20,703	$11,436	$23,729	$18,010	$13,678	$3,372
Cash paid for interest	$3,281	$1,701	$1,384	$6,625	$5,771	$3,796	$2,385

NATIONAL FINANCIAL PARTNERS CORP. DEFINED TERMS

Accelerated Vesting of RSUs	Portion of Total Management Fees attributed to accelerated vesting of approximately 1.5 million RSUs granted to certain principals. The accelerated vesting occurred on September 17, 2010.

Adjusted EBITDA:
Net income excluding income tax expense, interest income, interest expense, gain on early extinguishment of debt, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of businesses, pre-tax impact of the accelerated vesting of certain RSUs and any change in estimated contingent consideration amounts recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statement of operations.

Adjusted Income (Loss) before Management Fees:	Income before management fees excluding corporate income.

Base Earnings of Acquired Firms:	Represents the cumulative preferred portion of Target Earnings of Acquired Firms that NFP capitalizes at the time of acquisition of a firm.

Basic Management Fees:
Represents the expense incurred for payments made or amounts owed to NFP principals and/or certain entities they own based on the financial performance of the firms they manage.  Basic management fees largely consist of: firm earnings in excess of base earnings up to target earnings, plus a portion of the earnings in excess of target earnings in accordance with the ratio of base earnings to target earnings.

Basic Management Fees Percentage:	Basic Management Fees as a percentage of gross margin before management fees.

Cash Earnings:
Net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets, the after-tax impact of non-cash interest expense and the after-tax impact of certain non-recurring items.

Cash Earnings per Share - Diluted:	Represents Cash Earnings divided by weighted average diluted shares outstanding.

Common Shares Issued for Acquisitions:	Represents the portion of consideration paid in the form of shares of NFP common stock for acquisitions closed during the period presented.

Common Shares Issued for Contingent Consideration and Escrow:	Represents the portion held in escrow or contingent consideration paid in the form of shares of NFP common stock during the period presented.

Common Shares Issued for Stock-Based Awards:	Represents the number of shares of NFP common stock issued under NFP's various Stock Incentive Plans during the period presented.

Common Shares Issued under Ongoing Incentive Program:	Represents the number of shares of NFP common stock issued under NFP's ongoing incentive program.

Common Shares Repurchased:	Represents shares of NFP common stock repurchased during the period, whether in an open market transaction or privately from a firm principal or other stockholder.

Corporate Income:
The allocation of corporate revenue and expenses to businesses where management fees are earned on a standalone basis. Since the Advisor Services Group is primarily comprised of NFPSI, an entity for which no management fees are paid, and earnings are not being shared with principals, all revenue and expenses from the Advisor Services Group are considered a component of Corporate Income.

Debt to Total Capitalization:	Calculated as debt outstanding at the end of the period divided by the sum of debt outstanding and total stockholders' equity at the end of the same period.

Incentive and Other Management Fees:
Largely represents the portion of management fees expense due to accruals for certain performance-based incentive amounts payable under NFP’s ongoing incentive plan, BIP plan (business incentive plan) and other management fee amounts due to principals.

NATIONAL FINANCIAL PARTNERS CORP. DEFINED TERMS

Income (Loss) before Management Fees:
The Company defines income before management fees as income from operations excluding management fees, amortization, depreciation, impairment of intangible assets and the (gain) loss on sale of businesses.  Income before management fees is a metric management utilizes in its evaluation of the profitability of an NFP-owned business before principals receive participation in the earnings.

Intangible Assets - Book of Business:
A portion of the purchase price of acquisitions made by NFP is allocated to book of business.  The amount allocated to this component is largely determined by the amount of recurring revenue of the acquired firm.  The book of business is amortized on a straight-line basis over a ten-year period.

Intangible Assets - Goodwill:
The residual amount of the purchase price not allocated to book of business, management contracts and trade name is allocated to goodwill.  In accordance with GAAP, goodwill and intangible assets deemed to have indefinite lives are not amortized but are reviewed annually (or more frequently if impairment indicators arise) for impairment. Goodwill amortization after January 1, 2002 is entirely related to impairment losses or firms that NFP disposed.

Intangible Assets - Institutional Customer Relationships:
A portion of the purchase price of an acquisition made by NFP is allocated to institutional customer relationships.  The value of the asset is derived from recurring revenue generated from these institutional customers in place at the time of the acquisition, net of an allocation of expenses and is assumed to decrease over the life of the asset due to the attrition of the institutional relationships acquired.  Institutional customer relationships are amortized on a straight-line basis over an eighteen-year period.

Intangible Assets - Management Contracts:
A portion of the purchase price of acquisitions made by NFP is allocated to management contracts.  The amount allocated to this component is largely determined by the amount of non-recurring revenue of the acquired firm as well as an assumption for the lost production of the principal(s) of the firm at retirement.  The management contract is amortized on a straight-line basis over a twenty-five year period.

Intangible Assets - Trade Name:	NFP generally allocates approximately 1% of the purchase price of an acquisition to trade name, which is determined to have an indefinite life and, therefore, is not amortized.

Management Fees Percentage (Basic, Total, Total (excluding accelerated vesting of RSUs)):	Applicable management Fees as a percentage of adjusted income before management fees.

Organic Revenue Growth:
The Company uses organic revenue growth as a comparable revenue measurement for future periods. The Company excludes the first twelve months of revenue generated from new acquisitions and the revenue derived from businesses fully disposed of in each period presented. With respect to Sub-Acquisitions, the Company establishes an internal revenue generation expectation (the “acquired revenue”) of a new Sub-Acquisition. During the first twelve months immediately following the Sub-Acquisition, the Company reduces the acquired revenue amount from the actual revenue generated by the Sub-Acquisition and includes the revenue growth above or below acquired revenue within the organic growth percentage.  With respect to situations where a significant portion of a business' assets have been disposed, the Company reduces the prior year’s comparable revenue proportionally to the percentage of assets that have been disposed to facilitate an equitable organic growth comparison.

Principal Incentive Plan (PIP) Management Fees:	Represents the expense incurred due to accruals for certain performance-based incentive amounts payable under NFP’s Principal Incentive Plan (PIP).

Stock-based Compensation Management Fees:	Represents the portion of management fee expense for stock awards issued to NFP’s principals.

Stock-based Compensation Management Fees:	Represents the portion of management fee expense for stock awards issued to NFP’s principals.

Sub-Acquisitions:	A transaction in which an existing NFP-owned business acquires a new entity or book of business.

Target Earnings of Acquired Firms:
Represents the target business’s annual earnings, before interest, taxes, depreciation and amortization, and adjusted for expenses that will not continue post-acquisition, such as compensation to former owners who become principals (“Target  EBITDA”).  The target business’s Target EBITDA is considered “target earnings,” typically two times “base earnings.”

Total Management Fees:	Represents the payments made to NFP principals and/or certain entities they own based on the financial performance of the firms they manage. Management Fees include: Basic Management Fees, Principal Incentive Plan (PIP) Management Fees, Stock-based Compensation Management Fees, Accelerated Vesting of RSUs and Incentive and Other Management Fees.